EXHIBIT 99.1

Limelight Networks(R) Reports Third Quarter 2011 Results

TEMPE, Ariz., Nov. 7, 2011 (GLOBE NEWSWIRE) -- Limelight Networks, Inc. (Nasdaq:LLNW) ("Limelight") today reported third quarter 2011 financial results.

"We were pleased with our progress in scaling Limelight Networks' globally distributed, high-performance content delivery, storage and compute platform in the quarter. This platform serves as a great foundation for our core growth initiative – the launch of high-value, integrated software-as-a-service and platform-as-a-service offerings, which are differentiated from those of point solution providers. Revenue from these value-added services excluding EyeWonder and chors grew 73% year-over-year," said Jeff Lunsford, chairman and chief executive officer. "In the quarter, we saw many instances of customer success, as Limelight solutions enabled our customers to increase competitiveness, enhance user experience and operate more nimbly and efficiently in today's hyper-connected world."

Specific highlights for the third quarter included:

  Revenue of $47.3 million, including $42.4 million from continuing operations
  Value added services revenue growth of 73% year-over year after backing out EyeWonder and chors
  Value added services comprised 29% of revenue:
  Mobile internet and tablet computing revenue grew in excess of 150% year-over-year
  Online video platform revenue grew in excess of 180% year-over-year
  Site and application acceleration services revenue grew in excess of 50% year-over-year
  Enterprise cloud storage revenue grew in excess of 35% year-over-year
  Repurchased approximately 3.8 million shares of common stock at an average price of $2.42 per share during the third quarter.  As of November 4, 2011, we have re-purchased 7.5 million shares of common stock at an average price of $2.50 per share.

Financial Highlights

For the third quarter of 2011, the Company reported revenue of $42.4 million from continuing operations, adjusted EBITDA of $3.6 million and non-GAAP net loss, before share-based compensation, litigation expenses, amortization of intangible assets, acquisition-related expenses, and discontinued operations of $2.2 million or 2 cents per basic share. GAAP net loss from continuing operations was $6.4 million, or 6 cents per basic share. Total net income, which includes the gain from discontinued operations of approximately $11.4 million, was $5.0 million or 4 cents per basic share.

Capital investments were $7.5 million in the quarter. The Company ended the quarter with no bank debt and approximately $158 million in cash and short-term marketable securities.

2011 Outlook

The Company anticipates fourth quarter revenue to be in the range of $44-$46 million.

Financial Tables

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	September 30,	December 31,
	2011	2010
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$ 143,840	$ 54,861
Marketable securities	13,889	12,009
Accounts receivable, net of reserves of $4,688 and $6,732 at September 30, 2011 and December 31, 2010	27,648	28,022
Income taxes receivable	833	215
Prepaid expenses and other current assets	23,789	8,277
Assets of discontinued operations	--	64,739
Total current assets	209,999	168,123
Property and equipment, net	58,904	52,891
Marketable securities, less current portion	66	103
Deferred income tax, less current portion	946	718
Goodwill	80,287	68,390
Other intangible assets, net	10,106	2,061
Other assets	10,624	6,354
Total assets	$ 370,932	$ 298,640

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$ 9,955	$ 10,300
Deferred revenue, current portion	5,867	6,554
Capital lease obligation, current portion	1,733	934
Other current liabilities	16,980	16,754
Liabilities of discontinued operations	--	6,301
Total current liabilities	34,535	40,843
Capital lease obligation, less current portion	2,543	1,641
Deferred income tax, less current portion	370	26
Deferred revenue, less current portion	419	--
Other long term liabilities	3,852	21
Total liabilities	41,719	42,531
Commitments and contingencies	--	--
Stockholders' equity:
Convertible preferred stock, $0.001 par value; 7,500 shares authorized; 0 shares issued and outstanding	--	--
Common stock, $0.001 par value; 300,000 shares authorized at September 30, 2011 and 150,000 shares authorized at December 31, 2010; 110,265 and 100,068 shares issued and outstanding at September 30, 2011 and
and December 31, 2010, respectively	110	100
Additional paid-in capital	473,669	380,338
Contingent consideration	219	1,608
Accumulated other comprehensive income	216	329
Accumulated deficit	(145,001)	(126,266)
Total stockholders' equity	329,213	256,109
Total liabilities and stockholders' equity	$ 370,932	$ 298,640

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended				Nine Months Ended

	September 30,	June 30,	September 30,	June 30,	September 30,	September 30,
	2011	2011	2010	2010	2011	2010

Revenues	$ 42,352	$ 41,558	$ 39,952	$ 35,563	$ 125,313	$ 111,199
Costs and operating expenses
Cost of revenues * †	27,278	28,377	24,976	21,974	81,920	67,910
General and administrative * †	9,915	9,675	7,027	8,725	26,752	24,374
Sales and marketing *	9,176	9,929	10,021	9,483	29,903	28,891
Research & development *	4,360	4,503	2,909	2,304	12,554	7,490
Total costs and operating expenses	50,729	52,484	44,933	42,486	151,129	128,665

Operating loss	(8,377)	(10,926)	(4,981)	(6,923)	(25,816)	(17,466)

Interest expense	(89)	(100)	--	(3)	(225)	(3)
Interest income	186	254	210	255	624	767
Other income (expense)	(18)	32	(145)	10	17	(161)

Loss before taxes	(8,298)	(10,740)	(4,916)	(6,661)	(25,400)	(16,863)
Income tax (benefit) expense	(1,896)	429	406	463	(1,329)	1,110

Loss from continuing operations	(6,402)	(11,169)	(5,322)	(7,124)	(24,071)	(17,973)

Discontinued operations:
Gain (loss) from discontinued operations	11,420	(2,766)	(632)	4,859	5,336	3,969

Net income (loss)	$ 5,018	$ (13,935)	$ (5,954)	$ (2,265)	$ (18,735)	$ (14,004)

Net income (loss) per share:
Basic
Continuing operations	$ (0.06)	$ (0.10)	$ (0.05)	$ (0.07)	$ (0.22)	$ (0.19)
Discontinued operations	$ 0.10	$ (0.02)	$ (0.01)	$ 0.05	$ 0.05	$ 0.04
Total	$ 0.04	$ (0.12)	$ (0.06)	$ (0.02)	$ (0.17)	$ (0.15)

Diluted
Continuing operations	$ (0.06)	$ (0.10)	$ (0.05)	$ (0.07)	$ (0.22)	$ (0.19)
Discontinued operations	$ 0.10	$ (0.02)	$ (0.01)	$ 0.05	$ 0.05	$ 0.04
Total	$ 0.04	$ (0.12)	$ (0.06)	$ (0.02)	$ (0.17)	$ (0.15)

Shares used in per share calculations:
Basic	113,662	113,113	98,634	93,889	110,231	92,547
Diluted	113,662	113,113	98,634	93,889	110,231	92,547

* Includes share-based compensation (see supplemental table for figures)

† Includes depreciation and amortization (see supplemental table for figures)

LIMELIGHT NETWORKS, INC.
SUPPLEMENTAL FINANCIAL DATA
(In thousands)
(Unaudited)

	Three Months Ended				Nine Months Ended

	September 30,	June 30,	September 30,	June 30,	September 30,	September 30,
	2011	2011	2010	2010	2011	2010
Supplemental financial data (in thousands):

Share-based compensation:

Cost of revenues	$ 514	$ 716	$ 609	$ 572	$ 1,805	$ 1,779
General and administrative	1,093	1,769	1,418	1,322	4,133	4,574
Sales and marketing	695	1,099	1,246	1,250	2,932	3,702
Research and development	687	1,288	795	720	2,824	2,220

Total share-based compensation	$ 2,989	$ 4,872	$ 4,068	$ 3,864	$ 11,694	$ 12,275

Depreciation and amortization:

Network-related depreciation	$ 7,035	$ 7,316	$ 5,828	$ 5,288	$ 21,008	$ 15,894
Other depreciation and amortization	725	599	578	592	1,723	1,760
Amortization of intangible assets	774	605	121	28	1,531	180

Total depreciation and amortization	$ 8,534	$ 8,520	$ 6,527	$ 5,908	$ 24,262	$ 17,834

Net increase (decrease) in cash, cash equivalents and marketable securities:	$ 44,248	$ (19,064)	$ (11,963)	$ (66,817)	$ 90,822	$ (84,373)

End of period statistics:

Approximate number of active customers	1,602	1,630	1,565	1,401	1,602	1,565

Number of employees	473	486	384	350	473	384

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended				Nine Months Ended

	September 30,	June 30,	September 30,	June 30,	September 30,	September 30,
	2011	2011	2010	2010	2011	2010

Cash flows from operating activities:
Net income (loss)	$ 5,018	$ (13,935)	$ (5,954)	$ (2,265)	$ (18,735)	$ (14,004)
Income (loss) from discontinued operations	11,420	(2,766)	(632)	4,859	5,336	3,969
Net loss from continuing operations	(6,402)	(11,169)	(5,322)	(7,124)	(24,071)	(17,973)

Adjustments to reconcile net loss to net cash
provided by (used in) operating activities:
Depreciation and amortization	8,533	8,520	6,521	5,908	24,262	17,832
Share-based compensation	2,989	4,872	4,068	3,863	11,694	12,275
Deferred income taxes	43	5	10	--	(31)	10
Loss (gain) on foreign currency transactions	--	--	--	--	--	--
Loss (gain) on sale of property and equipment	--	--	60	3	--	152
Accounts receivable charges	298	388	550	588	919	2,307
Accretion of marketable securities	(81)	(58)	(50)	300	(90)	274
Non cash tax benefit associated with sale of discontinued operations	(2,165)	--	--	--	(2,165)	--
Non cash cost basis investment	(397)	(282)	--	--	(679)	--
Changes in operating assets and liabilities:
Accounts receivable	(1,623)	847	(3,562)	344	384	(3,280)
Prepaid expenses and other current assets	(1,028)	253	671	(405)	(1,684)	1,065
Income taxes receivable	(106)	(37)	94	279	(268)	377
Other assets	370	81	216	1,185	(3,563)	1,234
Accounts payable	2,666	491	(300)	(1,033)	2,324	(998)
Deferred revenue	45	(1,831)	(1,881)	757	(2,561)	(4,227)
Other current liabilities	(2,039)	(289)	1,070	1,523	(4,302)	3,396
Other long term liabilities	549	370	21	--	1,002	21
Net cash provided by (used in) operating activities	1,652	2,161	2,166	6,188	1,171	12,465

Cash flows from investing activities:
Purchase of marketable securities	(9,688)	(4,218)	(8,715)	(2,000)	(15,316)	(27,470)
Sale of marketable securities	2,350	4,200	12,405	33,180	13,520	73,585
Purchases of property and equipment	(7,529)	(11,370)	(11,509)	(9,426)	(26,872)	(25,180)
Acquisition of discontinued operations	--	--	--	(61,903)	--	(63,907)
Acquisition of businesses, net of cash acquired	133	(7,493)	(2,622)	--	(7,360)	(2,622)
Proceeds from sale of discontinued operations	61,000	--	--	--	61,000	--
Net cash provided by (used in) investing activities	46,266	(18,881)	(10,441)	(40,149)	24,972	(45,594)

Cash flows from financing activities:
Payments on capital lease obligations	(352)	(403)	--	--	(982)	--
Proceeds from exercise of stock options	136	71	335	100	622	462
Proceeds from secondary public offering, net	(48)	(72)	--	--	77,049	--
Cash paid for re-purchase of common stock	(9,210)	--	--	--	(9,210)	--
Payment of employee tax withholdings related to restricted stock	(113)	(713)	(245)	(385)	(1,060)	(632)
Net cash (used in) provided by financing activities	(9,587)	(1,117)	90	(285)	66,419	(170)
Effect of exchange rate changes on cash	(420)	90	--	40	(96)	189

Cash flows from discontinued operations:
Cash (used in) provided by operating activities of discontinued operations	(899)	(793)	4	1,909	(2,803)	(4,639)
Cash used in investing activities of discontinued operations	(143)	(464)	(169)	(52)	(684)	(226)
Net cash (used in) provided by discontinued operations	(1,042)	(1,257)	(165)	1,857	(3,487)	(4,865)
Net increase (decrease) in cash and cash equivalents	36,869	(19,004)	(8,350)	(32,349)	88,979	(37,975)
Cash and cash equivalents, beginning of period	106,971	125,975	59,884	92,233	54,861	89,509
Cash and cash equivalents, end of period	$ 143,840	$ 106,971	$ 51,534	$ 59,884	$ 143,840	$ 51,534

Use of Non-GAAP Financial Measures

To evaluate our business, we consider and use Non-GAAP net income (loss) and Adjusted EBITDA as a supplemental measure of operating performance. These measures include the same adjustments that management takes into account when it reviews and assesses operating performance on a period-to-period basis. We consider Non-GAAP net income (loss) to be an important indicator of overall business performance because it allows us to illustrate the impact of the effects of share-based compensation, litigation expenses, amortization of intangibles, acquisition related expenses and discontinued operations. We define EBITDA as GAAP net income (loss) before interest income, interest expense, other income and expense, provision for income taxes, depreciation and amortization, and discontinued operations. We believe that EBITDA provides a useful metric to investors to compare us with other companies within our industry and across industries. We define Adjusted EBITDA as EBITDA adjusted for operational expenses that we do not consider reflective of our ongoing operations. We use Adjusted EBITDA as a supplemental measure to review and assess operating performance. We also believe use of Adjusted EBITDA facilitates investors' use of operating performance comparisons from period to period. In addition, it should be noted that our performance-based executive officer bonus structure is tied closely to our performance as measured in part by certain non-GAAP financial measures.

The terms Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are not defined under United States generally accepted accounting principles, or United States GAAP, and are not measures of operating income, operating performance or liquidity presented in accordance with United States GAAP. Our Non-GAAP net income (loss), EBITDA and Adjusted EBITDA have limitations as analytical tools, and when assessing our operating performance, Non-GAAP net income (loss), EBITDA and Adjusted EBITDA should not be considered in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with United States GAAP. Some of these limitations include, but are not limited to:

  EBITDA and Adjusted EBITDA do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
  they do not reflect changes in, or cash requirements for, our working capital needs;
  they do not reflect the cash requirements necessary for litigation costs;
  they do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur;
  they do not reflect income taxes or the cash requirements for any tax payments;
  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will be replaced sometime in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements;
  while share-based compensation is a component of operating expense, the impact on our financial statements compared to other companies can vary significantly due to such factors as the assumed life of the options and the assumed volatility of our common stock; and
  other companies may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP net income (loss) and Adjusted EBITDA only as supplemental support for management's analysis of business performance. Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are calculated as follows for the periods presented in thousands:

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

LIMELIGHT NETWORKS, INC.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)
(In thousands)
(Unaudited)

	Three Months Ended				Nine Months Ended

	September 30,	June 30,	September 30,	June 30,	September 30,	September 30,
	2011	2011	2010	2010	2011	2010

GAAP net income (loss)	$ 5,018	$ (13,935)	$ (5,954)	$ (2,265)	$ (18,735)	$ (14,004)

Share-based compensation	2,989	4,872	4,068	3,864	11,694	12,275
Litigation defense expenses	463	269	9	1,726	1,075	2,127
Acquisition related expenses	(41)	559	345	409	659	1,358
Amortization of intangible assets	774	605	121	28	1,531	180
(Income) loss from discontinued operations	(11,420)	2,766	632	(4,859)	(5,336)	(3,969)

Non-GAAP net loss	$ (2,217)	$ (4,864)	$ (779)	$ (1,097)	$ (9,112)	$ (2,033)
LIMELIGHT NETWORKS, INC.
Reconciliation of GAAP Net Income (Loss) to EBITDA to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended				Nine Months Ended

	September 30,	June 30,	September 30,	June 30,	September 30,	September 30,
	2011	2011	2010	2010	2011	2010

GAAP net income (loss)	$ 5,018	$ (13,935)	$ (5,954)	$ (2,265)	$ (18,735)	$ (14,004)

Depreciation and amortization	8,534	8,520	6,527	5,908	24,262	17,834
Interest expense	89	100	--	3	225	3
Interest and other (income) expense	(168)	(286)	(65)	(265)	(641)	(606)
Income tax expense (benefit)	(1,896)	429	406	463	(1,329)	1,110
(Income) loss from discontinued operations	(11,420)	2,766	632	(4,859)	(5,336)	(3,969)

EBITDA	157	(2,406)	1,546	(1,015)	(1,554)	368

Share-based compensation	2,989	4,872	4,068	3,864	11,694	12,275
Litigation defense expenses	463	269	9	1,726	1,075	2,127
Acquisition related expenses	(41)	559	345	409	659	1,358

Adjusted EBITDA	$ 3,568	$ 3,294	$ 5,968	$ 4,984	$ 11,874	$ 16,128

Conference Call

At approximately 4:30 p.m. EST (1:30 p.m. PST) today, management will host a quarterly conference call for investors. Investors can access this call toll-free at 877-388-8480 within the United States or +1 678-809-1592 outside of the U.S. The conference call will also be audiocast live from http://www.limelight.com and a replay will be available following the call from the Company's website.

Safe-Harbor Statement

This press release contains forward-looking statements concerning, among other things, the outlook for the Company's revenues, net loss and stock-based compensation expenses, customer growth, market growth, pricing pressures, expansion into additional market segments, product and services improvements, the integration of acquired businesses and litigation and acquisition related expenses. Forward-looking statements represent the current judgment and expectations of Limelight Networks and are not guarantees and are subject to a number of risks and uncertainties that could cause actual results to differ materially including, but not limited to, risks and uncertainties discussed in the Company's Annual Report on Form 10K and other filings with the Securities and Exchange Commission and the final review of the results and amendments and preparation of quarterly financial statements, including consultation with our outside auditors. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason.

About Limelight Networks, Inc.

Limelight Networks, Inc. (Nasdaq:LLNW) provides solutions that enable business and technology decision makers to profit from the shift of content and advertising to the online world, the explosive growth of mobile and connected devices, and the migration of IT applications and services into the cloud. Our worldwide customers use Limelight's massively scalable software services to engage audiences, enhance brand presence, analyze viewer preferences, optimize advertising, manage and monetize digital assets, and ultimately build stronger customer relationships. For more information, please visit http://www.limelight.com or follow us on Twitter at www.twitter.com/llnw.

Copyright (C) 2011 Limelight Networks, Inc. All rights reserved. All product or service names are the property of their respective owners.

CONTACT: Heather Miller
         215-867-8600 ext. 239
         media@llnw.com